The Motley Fool Funds Trust

Motley Fool Independence Fund (FOOLX)

Supplement Dated November 9, 2010 to the

 Summary Prospectus dated February 26, 2010

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SUMMARY PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE SUMMARY PROSPECTUS.

Effective immediately, the section entitled “Purchase and Sale of Fund Shares” on page 4 is replaced with the following:

You may purchase, redeem or exchange shares of the Fund on any business day online or through our Web site at www.foolfunds.com, by mail (Motley Fool Funds, P.O. Box 9780, Providence, RI 02940-9780), by express/overnight mail (Motley Fool Funds, 101 Sabin St., Pawtucket, RI 02680-1427), or by telephone at 1-888-863-8803. The minimum initial investment in the Fund is $3,000. Subsequent investments in an account may be made in any amount of $100 or more.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

The Motley Fool Funds Trust

Motley Fool Independence Fund (FOOLX)

Supplement Dated November 9, 2010 to the

 Prospectus dated February 26, 2010

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

Effective immediately, the section entitled “Purchase and Sale of Fund Shares” on page 6 is replaced with the following:

You may purchase, redeem or exchange shares of the Fund on any business day online or through our Web site at www.foolfunds.com, by mail (Motley Fool Funds, P.O. Box 9780, Providence, RI 02940-9780), by express/overnight mail (Motley Fool Funds, 101 Sabin St., Pawtucket, RI 02680-1427), or by telephone at 1-888-863-8803. The minimum initial investment in the Fund is $3,000. Subsequent investments in an account may be made in any amount of $100 or more.

Under the section entitled “HOW TO BUY SHARES — Small-Balance Account Fee” on page 26, the paragraph is deleted and replaced in its entirety with the following:

Although the minimum initial investment in the Fund is $3,000, if the value of any fund position is less than $10,000, that fund position may be subject annually to a $24 small-balance account fee, which will be assessed by redeeming shares from that fund position. This fee applies separately to each fund position in each account you may have with The Motley Fool Funds Trust. For example, if you have one account that consists of $5,000 worth of shares of the Fund and $5,000 worth of shares of the Motley Fool Great America Fund, you will be assessed a $24 fee for each of those two fund positions in that account. The small-balance account fee is assessed during the fourth calendar quarter of each year but will not be assessed on accounts that have been maintained for less than six months. The fee also does not apply to shares held through an omnibus account with the Fund maintained by your securities dealer or mutual fund marketplace, to Fund-sponsored retirement accounts, or group retirement or employee savings plan accounts. The small-balance account fee is intended to offset the higher costs, which all shareholders of the Fund indirectly bear, associated with maintaining small accounts. The effective annual expenses borne by shareholders who invest less than $10,000 in the Fund and are subject to the small-balance account fee will be higher as a result of this fee. If you plan to invest less than $10,000, you should consider that the small-balance account fee (if applicable) will increase the expenses you bear as a shareholder, potentially by as much as 0.8% annually (if you invest only the $3,000 minimum). For the purposes of assessing the fee, multiple accounts owned by the same individual, whether in the same fund or in different funds offered by The Motley Fool Funds Trust, are each subject to the $10,000 minimum.

Under the section entitled “HOW TO REDEEM SHARES” beginning on page 29, the following paragraph should be inserted as the third paragraph:

The sale of Fund shares for the purpose of purchasing shares of another series of The Motley Fool Funds Trust is considered a redemption, and the short-term trading fee of 2.00% applies to a redemption of shares made within 90 days of purchase. Additionally, the 90-calendar day holding period begins again immediately following an exchange.

After the section entitled “HOW TO REDEEM SHARES — Redemption of Small Accounts” on page 32, the following section should be inserted in its entirety:

HOW TO EXCHANGE SHARES

An exchange occurs when a shareholder redeems shares from one series or fund in The Motley Fool Funds Trust and uses the proceeds to purchase shares of another fund in The Motley Fool Funds Trust. Minimum investment requirements apply to exchanges. If you have held the shares you are exchanging for 90 days or less, you may be charged a redemption fee. In addition, the 90-day holding period begins again immediately following an exchange. See “HOW TO REDEEM SHARES” for further details. To receive that day’s NAV, any request must be received in good order by the close of regular trading on the NYSE that day (generally 4:00 PM Eastern Time). You will receive a written confirmation for any exchange transactions.

There is currently no limit on the number of exchanges that you can make, however, the exchange privilege may be modified or terminated at any time in the future. The Fund may suspend or terminate your exchange privilege at any time for any reason, including if it believes, in its sole discretion, that you are engaging in market timing activities. See “MARKET TIMING AND ABUSIVE-TRADING ACTIVITY POLICY” section for more details.

The Fund, at its discretion, may suspend the exchange privilege at any time. The Fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange at any time. Additionally, if any transaction is deemed to have the potential to adversely impact the Fund, the Fund reserves the right to, among other things, reject any exchange request or limit the amount of any exchange.

Unless you are a tax-exempt investor or investing through a tax-deferred retirement plan or other tax-advantaged arrangement, an exchange is generally a taxable event, and you may realize a gain or a loss for U.S. federal income tax purposes. Please consult your tax adviser or other financial professional before making an exchange request.

If your account balance after an exchange is less than $10,000, your account may be subject to a small-balance account fee. See “HOW TO BUY SHARES — Small-Balance Account Fee.”

Exchange by Internet

You may exchange shares by visiting the Fund’s website, www.foolfunds.com, and then accessing your online account. For more information on this service, please go to www.foolfunds.com or call 1-888-863-8803. Shares will be issued at the NAV per share next computed after your order is received. As with any transactions you effect on the Internet, there are various risks, including the risk that your instructions may be lost, delayed, or inaccurately transmitted, and the risk that your personal information may be intercepted and improperly used by an unauthorized third party.

Exchange by Telephone or Mail

You may also exchange shares by calling the Transfer Agent at 1-888-863-8803 or by sending a written request to:

Regular Mail

Motley Fool Funds

P.O. Box 9780

Providence, RI 02940-9780

Express/Overnight Mail

Motley Fool Funds

101 Sabin Street

Pawtucket, RI 02860-1427

Exchanges Through an Authorized Securities Dealer or Mutual Fund Marketplace

If you hold shares through a securities dealer or mutual fund marketplace, you may place your exchange request through that organization. Shares will be redeemed at the NAV per share next computed after your request in good order is received. Please keep in mind that an authorized securities dealer (or its designee) may charge you a transaction fee or other fees for processing an exchange of Fund shares.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE